SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):  June 19, 1998
                              (June 19, 1998)

                           SAMSONITE CORPORATION
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             (Exact name of registrant as specified in its charter)



    DELAWARE                       0-23214                   36-3511556
 (State or other            (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                          Identification No.)
 incorporation)


 11200 East 45th Avenue
 Denver, Colorado                                      53141-1410
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 (Address of principal executive offices)               (Zip Code)


                               (303) 373-2000
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            (Registrant's telephone number, including area code)


                                    N/A
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        (Former name or former address, if changed since last report)




 Item 5.    Other Events.

      On June 19, 1998, the Registrant finalized the terms of a portion of the financing relating to its May 20, 1998 offer to purchase shares of its common stock and issued the press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

 Item 7.    Financial Statements and Exhibits.

 (a)  Financial Statements of Business Acquired.

           Not applicable.

 (b)  Pro Forma Financial Information.

           Not applicable.

 (c)  Exhibits.


 Exhibit Number      Description

  99.1               Press Release issued by Samsonite Corporation on June
                     19, 1998.



                                 SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   SAMSONITE CORPORATION
                                        (Registrant)


                                   By: /s/ Richard H. Wiley
                                      ---------------------------
                                   Name:  Richard H. Wiley
                                   Title: Chief Financial Officer





 Dated:  June 19, 1998




                             INDEX TO EXHIBITS

 Exhibit No.        Description

  99.1 Press release issued by Samsonite Corporation on June 19, 1998.